Exhibit 99.1

Your Community Bankshares, Inc. reports 1st quarter net income of $3.7 million, or $0.67 per diluted common share

New Albany, Ind. (April 28, 2016) — Your Community Bankshares, Inc. reported the results of operations for the three months ended March 31, 2016.

The following points summarize significant financial information for the first quarter of 2016:

•                  Net income for the first quarter of 2016 was $3.7 million or $0.67 per diluted common share.

•                  Non-performing assets to total assets decreased to 0.57% at March 31, 2016 from 0.90% at December 31, 2015.  Non-accrual loans declined from $4.0 million at December 31, 2015 to $2.6 million at March 31, 2016.  Foreclosed and repossessed assets declined from $10.0 million to $6.2 million over the same period.

•                  Tangible book value per common share was $22.60 as of March 31, 2016 as compared to $21.57 at December 31, 2015.

•                  Net interest income declined to $13.0 million from $13.9 million in the fourth quarter of 2015 due to the fourth quarter reclassification of $466,000 from non-accretable yield into accretion income from one loan relationship and an increase in borrowing costs.

•                  Fully tax equivalent net interest margin was 3.91%, a decrease from 4.08% for the fourth quarter of 2015.  The decrease in the margin was attributable to the same factors that drove the decrease in net interest income.

•                  The Company did not record a provision for loan losses during the quarter, a decrease from $330,000 for the fourth quarter in 2015, primarily because of generally improving credit quality metrics, including net charge-offs.

•                  Non-interest income declined to $2.6 million compared to $2.8 million for the fourth quarter of 2015 primarily because of an increase in the impairment on tax credit investments.

•                  Non-interest expense was $11.2 million as compared to $11.9 million for the fourth quarter of 2015, primarily because of a reduction in expenses related to foreclosed assets and problem credit relationships.

•                  Beginning March 31, 2015, the Company and its subsidiaries were subject to the new Basel III capital standards and met the definition of well-capitalized under the revised rules as of March 31, 2016.

•                  Selected performance ratios for the company are set out in the following table.

	Three Months Ended					Twelve Months Ended
	March	December	September	June	March	December	December
	31,	31,	30,	30,	31,	31,	31,
	2016	2015	2015	2015	2015	2015	2014
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Return on average assets	0.95%	0.98%	0.99%	0.89%	(0.23)%	0.65%	1.04%
Return on average assets, excluding merger and integration expenses and net loss on sale of loans, net of income taxes	0.95%	1.05%	1.01%	0.92%	0.37%	0.83%	1.10%
Return on average equity	11.34%	10.30%	10.44%	9.75%	(2.57)%	7.03%	9.54%
Return on average equity, excluding merger and integration expenses and net loss on sale of loans, net of income taxes and gain on recognition of life insurance benefit	11.34%	11.07%	10.65%	10.02%	4.16%	9.00%	10.03%
Net interest margin, fully tax equivalent	3.91%	4.08%	3.94%	4.04%	3.87%	3.98%	4.29%
Net interest margin excluding accretion	3.66%	3.67%	3.61%	3.60%	3.53%	3.60%	4.17%
Efficiency ratio (1)	68.76%	64.63%	64.56%	58.85%	82.07%	67.35%	63.75%

(1)  Net interest income on a fully taxable equivalent basis.  Excludes gains or losses on sales of securities, foreclosed asset expenses, amortization of intangible assets, and merger and integration expenses.

Your Community Bankshares, Inc.

Consolidated Balance Sheets

	March 31, 2016	December 31, 2015	September 30, 2015 (1)	June 30, 2015 (1)	March 31, 2015 (1)
	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)
			(As Recast)	(As Recast)	(As Recast)
			(In thousands)
ASSETS
Cash and due from financial institutions	$24,439	$30,425	$29,618	$28,947	$45,784
Interest-bearing deposits in other financial institutions	20,726	13,365	10,814	32,383	56,290
Securities available for sale	348,068	378,978	403,486	398,292	385,498
Loans held for sale	234	1,015	19,386	390	221
Loans	1,047,508	1,016,314	992,622	1,008,724	1,005,416
Allowance for loan losses	(6,188)	(6,851)	(6,416)	(8,045)	(7,120)
Federal Home Loan Bank and Federal Reserve stock	3,882	3,890	3,891	3,807	5,451
Accrued interest receivable	5,124	5,328	5,151	5,083	4,802
Premises and equipment, net	32,576	33,270	30,314	31,462	31,793
Premises and equipment held for sale	—	—	3,898	5,954	5,974
Company owned life insurance	33,381	33,127	32,828	33,348	33,095
Goodwill	4,945	4,945	4,945	4,945	4,945
Core deposit intangible	4,716	5,015	5,321	5,634	5,951
Foreclosed and repossessed assets	6,228	9,952	9,261	8,337	15,927
Other assets	24,828	27,242	27,568	29,804	28,328
Total Assets	$1,550,467	$1,556,015	$1,572,687	$1,589,065	$1,622,355

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Non-interest bearing	$283,518	$286,739	$275,350	$292,179	$285,634
Interest-bearing	954,446	975,325	968,620	1,014,357	1,052,089
Total deposits	1,237,964	1,262,064	1,243,970	1,306,536	1,337,723
Short-term borrowings	73,410	48,785	74,034	42,989	39,228
Other borrowings	97,551	108,347	93,974	84,737	85,611
Accrued interest payable	840	451	375	703	462
Other liabilities	7,785	9,282	8,832	8,741	14,059
Total liabilities	1,417,550	1,428,929	1,421,185	1,443,706	1,477,083

SHAREHOLDERS’ EQUITY
Preferred stock	—	—	28,000	28,000	28,000
Common stock	578	578	578	578	578
Additional paid-in capital	91,159	90,869	90,459	89,791	89,342
Retained earnings	42,554	39,512	36,336	33,228	30,419
Accumulated other comprehensive income (loss)	4,183	2,089	2,489	150	3,788
Treasury stock	(5,557)	(5,962)	(6,360)	(6,388)	(6,855)
Total shareholders’ equity	132,917	127,086	151,502	145,359	145,272
Total Liabilities and Shareholders’ Equity	$1,550,467	$1,556,015	$1,572,687	$1,589,065	$1,622,355

Book value per common share	$24.36	$23.41	$22.84	$21.53	$21.81
Tangible book value per common share	$22.60	$21.57	$21.10	$19.72	$19.93

(1)  Management obtained information subsequent to the issuance of the September 30, 2015, June 30, 2015 and March 31, 2015 financial statements about the fair value of assets acquired and liabilities assumed from First Financial Service Corporation which resulted in an adjustment to the initial fair values established.  The table below details the adjustments to the September 30, 2015, June 30, 2015 and March 31, 2015 consolidated balance sheet; there were no adjustments to the consolidated statement of operations for the periods ending September 30, 2015, June 30, 2015 and March 31, 2015.

	September 30, 2015			June 30, 2015			March 31, 2015
	As Previously Reported	Recast Adjustments	As Recast	As Previously Reported	Recast Adjustments	As Recast	As Previously Reported	Recast Adjustments	As Recast
	(In thousands)
Loans	$992,662	$—	$992,662	$1,005,016	$3,708	$1,008,724	$999,906	$5,510	$1,005,416
Loans held for sale	20,896	(1,510)	19,386	390	—	390	221	—	221
Premises and equipment held for sale	3,898	—	3,898	5,635	319	5,954	6,155	(181)	5,974
Foreclosed and repossessed assets	9,028	233	9,261	8,354	(17)	8,337	15,818	109	15,927
Other assets (deferred tax asset)	27,121	447	27,568	30,647	(843)	29,804	29,430	(1,102)	28,328
Goodwill	4,115	830	4,945	6,375	(1,430)	4,945	7,544	(2,599)	4,945
Other borrowings (subordinated debt)	93,974	—	93,974	83,000	1,737	84,737	83,874	1,737	85,611

Your Community Bankshares, Inc.

Consolidated Statements of Operations

	Three Months Ended					Twelve Months Ended
	March	December	September	June	March	December	December
	31,	31,	30,	30,	31,	31,	31,
	2016	2015	2015	2015	2015	2015	2014
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(In Thousands)
Interest and dividend income
Loans, including fees	$12,373	$12,956	$12,361	$12,787	$12,523	$50,627	$28,950
Investment securities and other	2,268	2,307	2,334	2,319	2,233	9,193	5,324
Interest and dividend income	14,641	15,263	14,695	15,106	14,756	59,820	34,274

Interest expense
Deposits	560	575	570	580	574	2,299	1,020
Borrowed funds	1,085	795	731	612	698	2,836	921
Total interest expense	1,645	1,370	1,301	1,192	1,272	5,135	1,941
Net interest income	12,996	13,893	13,394	13,914	13,484	54,685	32,333
Provision for loan losses	—	330	—	2,155	106	2,591	1,275
Net interest income after provision for loan losses	12,996	13,563	13,394	11,759	13,378	52,094	31,058

Non-interest income
Service charges on deposit accounts	1,478	1,634	1,655	1,669	1,391	6,349	3,355
Interchange income	572	700	575	476	444	2,195	1,168
Earnings on company owned life insurance	254	298	226	253	252	1,029	672
Net gain (loss) on sales of available for sale securities	297	204	(1)	—	51	254	468
Net loss on sale of loans	—	(316)	—	—	—	(316)	—
Mortgage banking income	78	104	70	74	117	365	126
Commission income	46	46	48	50	47	191	194
Gain on recognition of life insurance benefit	—	—	835	—	—	835	—
Impairment on tax credit investments	(350)	(63)	(119)	(92)	(86)	(360)	(72)
Other income	189	136	220	222	196	837	534
Non-interest income	2,564	2,806	3,509	2,652	2,412	11,379	6,445

Non-interest expense
Salaries and employee benefits	6,026	6,065	5,619	5,086	9,119	25,889	13,878
Occupancy & equipment	1,752	1,681	2,640	1,672	2,208	8,201	3,814
Data processing	1,089	1,152	1,567	921	1,814	5,454	2,617
Amortization of intangible assets	299	307	312	318	397	1,334	322
Foreclosed assets, net	(110)	90	119	(95)	344	458	162
Other expense	2,180	2,589	2,395	2,573	4,042	11,599	5,696
Total non-interest expense	11,236	11,884	12,652	10,475	17,924	52,935	26,489
Income (loss) before income taxes	4,324	4,485	4,251	3,936	(2,134)	10,538	11,014
Income tax expense (benefit)	629	627	334	371	(1,198)	134	2,001
Net income (loss)	3,695	3,858	3,917	3,565	(936)	10,404	9,013
Preferred stock dividend	—	(91)	(110)	(109)	(110)	(420)	(439)
Net income (loss) available (attributable) to common shareholders	$3,695	$3,767	$3,807	$3,456	$(1,046)	$9,984	$8,574

Earnings (loss) per basic common share	$0.68	$0.70	$0.70	$0.64	$(0.19)	$1.85	$2.49
Earnings (loss) per diluted common share	$0.67	$0.68	$0.70	$0.64	$(0.19)	$1.82	$2.46
Dividend per common share	$0.12	$0.12	$0.12	$0.12	$0.12	$0.48	$0.48
Average number of basic common shares	5,449,364	5,413,914	5,405,691	5,383,887	5,374,819	5,394,712	3,437,643
Average number of dilutive common shares	5,548,210	5,505,757	5,470,557	5,437,602	5,374,819	5,492,405	3,487,117

Merger and integration expenses contained in:
Salaries and employee benefits	$—	$—	$—	$60	$2,105	$2,165	$—
Occupancy & equipment	—	21	972	—	310	1,303	—
Data processing	—	59	413	27	719	1,218	—
Other expense	—	44	20	69	633	766	697
Total merger and integration expenses	—	124	1,405	156	3,767	5,452	697
Total merger and integration expenses, net of income taxes	—	81	913	101	2,449	3,544	460

Your Community Bankshares, Inc.

Average Balances, Interest Yields and Costs

	Three Months Ending,
	3/31/2016		12/31/2015		9/30/2015		6/30/2015		3/31/2015
	Average Balance	Average Yield/ Cost	Average Balance	Average Yield/ Cost	Average Balance	Average Yield/ Cost	Average Balance	Average Yield/ Cost	Average Balance	Average Yield/ Cost
ASSETS
Earning assets:
Interest-bearing deposits with banks	$12,327	1.24%	$24,233	0.36%	$17,489	0.73%	$48,008	0.41%	$63,092	0.36%
Taxable securities	244,685	1.90	261,870	1.86	283,885	1.78	288,420	1.84	318,695	1.70
Tax-exempt securities	118,927	5.34	117,447	5.27	112,408	5.35	98,423	5.52	83,217	5.49
Total loans and fees	1,037,140	4.89	1,019,794	5.13	1,001,041	4.96	1,000,865	5.17	993,536	5.15
FHLB and Federal Reserve stock	3,886	5.07	3,890	4.18	3,837	4.65	4,860	5.69	6,484	5.94
Total earning assets	1,416,965	4.38	1,427,234	4.46	1,418,660	4.30	1,440,576	4.37	1,465,024	4.22
Less: Allowance for loan losses	(6,318)		(7,301)		(7,757)		(7,532)		(6,838)
Non-earning assets:
Cash and due from banks	27,396		28,007		32,263		35,902		38,987
Bank premises and equipment, net	33,078		33,712		36,869		37,778		38,136
Other assets	90,794		87,095		92,150		96,967		124,855
Total assets	$1,561,915		$1,568,747		$1,572,185		$1,603,691		$1,660,164

LIABILITIES AND SHAREHOLDERS’ EQUITY

Interest-bearing liabilities:
Savings and other	$653,364	0.16%	$656,227	0.16%	$652,860	0.15%	$688,831	0.15%	$697,094	0.15%
Time deposits	307,936	0.38	324,026	0.38	339,480	0.37	352,394	0.36	377,230	0.33
Short-term borrowings	62,788	0.43	59,004	0.34	50,067	0.32	39,033	0.24	38,253	0.23
Other borrowings	111,685	3.67	92,274	3.20	86,752	3.16	83,170	2.84	87,999	3.12
Total interest-bearing liabilities	1,135,773	0.58	1,131,531	0.48	1,129,159	0.46	1,163,428	0.41	1,200,576	0.43

Non-interest bearing liabilities:
Non-interest demand deposits	283,859		277,333		285,743		283,101		279,879
Accrued interest payable and other liabilities	11,288		11,366		8,478		10,453		32,251
Shareholders’ equity	130,995		148,517		148,805		146,709		147,457
Total liabilities and shareholders’ equity	$1,561,915		$1,568,747		$1,572,185		$1,603,691		$1,660,164

Net interest spread		3.80%		3.98%		3.84%		3.96%		3.79%
Net interest margin		3.91		4.08		3.94		4.04		3.87

Accretion and Amortization of Fair Value Adjustments

	Three Months Ending,
	3/31/2016		12/31/2015		9/30/2015		6/30/2015		3/31/2015
	Fair Value Accretion	Impact on Net Interest Margin	Fair Value Accretion	Impact on Net Interest Margin	Fair Value Accretion	Impact on Net Interest Margin	Fair Value Accretion	Impact on Net Interest Margin	Fair Value Accretion	Impact on Net Interest Margin

Loans	$417	0.12%	$984	0.27%	$648	0.18%	$1,016	0.28%	$601	0.17%
Interest-bearing deposits	359	0.10	397	0.11	432	0.12	475	0.13	542	0.15
FHLB advances	63	0.02	63	0.02	63	0.02	62	0.02	62	0.02
Subordinated debentures	38	0.01	38	0.01	40	0.01	36	0.01	33	0.01
Total fair value accretion	$877	0.25%	$1,482	0.41%	$1,183	0.33%	$1,589	0.44%	$1,238	0.34%

Your Community Bankshares, Inc.

Selected Loan Information

	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)
			(As recast)	(As recast)	(As recast)
			(In thousands)
ACQUIRED LOANS
Loans on non-accrual status	$963	$1,323	$2,257	$5,922	$10,122
Loans past due 90 days or more and still accruing	—	68	—	—	—
Foreclosed and repossessed assets	3,867	7,825	6,023	4,849	12,409
Total non-performing assets	4,830	9,216	8,047	10,771	22,531

Allowance for loan losses	72	59	205	—	—
Non-accretable yield on acquired loans	5,063	5,293	10,949	16,246	16,752

LEGACY LOANS
Loans on non-accrual status	1,609	2,694	2,229	6,016	7,354
Loans past due 90 days or more and still accruing	—	—	—	220	803
Foreclosed and repossessed assets	2,361	2,127	3,238	3,505	3,535
Total non-performing assets	3,969	4,821	5,467	9,741	11,692

Total Legacy Loans	751,202	704,549	667,281	625,624	588,076
Allowance for loan losses	6,116	6,792	6,211	8,045	7,120

Allowance for loan losses to legacy loans	0.81%	0.96%	0.93%	1.29%	1.21%

TOTAL LOANS
Loans on non-accrual status	$2,572	$4,017	$4,486	$11,938	$17,476
Loans past due 90 days or more and still accruing	—	68	—	220	803
Foreclosed and repossessed assets	6,228	9,952	9,261	8,354	15,944
Total non-performing assets	$8,800	$14,037	$13,747	$20,512	$34,223

Non-performing assets to total assets	0.57%	0.90%	0.87%	1.29%	2.11%
Allowance for loan losses to total loans	0.59%	0.65%	0.80%	0.71%	0.71%

Reconciliation of Fully Tax Equivalent Adjustments to GAAP Net Interest Income

	3/31/2016		12/31/2015		9/30/2015		6/30/2015		3/31/2015
	Net Interest Income	Yield	Net Interest Income	Yield	Net Interest Income	Yield	Net Interest Income	Yield	Net Interest Income	Yield
GAAP net interest income	$12,996	3.69%	$13,893	3.86%	$13,394	3.75%	$13,914	3.87%	$13,484	3.73%

Tax equivalent adjustment
Investment securities	552	0.16	546	0.15	530	0.15	474	0.14	400	0.11
Loans	226	0.06	225	0.07	154	0.04	115	0.03	102	0.03
Total tax equivalent adjustment	778	0.22	771	0.21	684	0.19	589	0.17	502	0.14

Tax equivalent net interest income	$13,774	3.91%	$14,664	4.08%	$14,078	3.94%	$14,503	4.04%	$13,986	3.87%

About Your Community Bankshares, Inc.

Your Community Bankshares, Inc. is a bank holding company headquartered in New Albany, Indiana and includes its wholly owned, state-chartered subsidiary bank, Your Community Bank. The Company operates 36 financial centers in Indiana and Kentucky. The Bank is engaged primarily in the business of attracting deposits from the general public and using such funds for the origination of commercial business and real estate loans and secured consumer loans such as home equity lines of credit and automobile loans. Additionally, the Bank originates and sells into the secondary market mortgage loans for the purchase of single-family homes. For more information visit www.yourcommunitybank.com.

Statements in this press release relating to the Company’s plans, objectives, or future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s current expectations. The Company’s actual strategies and results in future periods may differ materially from those currently expected due to various risks and uncertainties, including those discussed in the Company’s 2015 Form 10-K and subsequent 10-Q filed with the Securities and Exchange Commission.

###

CONTACT:

Paul Chrisco
CFO

Your Community Bankshares, Inc.

812-981-7375